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EXHIBIT 23.1

CONSENT OF KPMG LLP, INDEPENDENT AUDITORS

The Board of Directors Chiron Corporation:

We consent to the use of our reports incorporated herein by reference in this Form S-8 of Chiron Corporation.

/s/ KPMG LLP

San Francisco, California
January 31, 2002

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CONSENT OF KPMG LLP, INDEPENDENT AUDITORS